Summary Prospectus and Prospectus Supplement

Core Plus Fund ■ Diversified Bond Fund ■ Ginnie Mae Fund ■ Government Bond Fund ■ Short-Term Government Fund
Summary Prospectuses and Prospectuses dated August 1, 2020
NT Diversified Bond Fund
Prospectus dated August 1, 2020
Short Duration Fund
Summary Prospectus and Prospectus dated November 3, 2020

Supplement dated June 5, 2021

The following replaces the entry for Alejandro H. Aguilar under Portfolio Managers in the summary prospectuses and the prospectuses:

Peter Van Gelderen, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2021.

The following replaces the entry for Alejandro H. Aguilar under The Fund Management Team in the prospectuses:

Peter Van Gelderen, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2021. Prior to joining American Century, Mr. Van Gelderen was most recently co-head of the structured credit group at Guggenheim Partners from 2013 to 2021. He has a bachelor of arts degree from Duke University and a juris doctorate from Georgetown University Law Center.

The change below will be effective as of August 1, 2021 for Core Plus Fund, Diversified Bond Fund, Government Bond Fund, NT Diversified Bond Fund and Short-Term Government.
Brian Howell, Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the funds effective August 1, 2021.

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